Note 2 - Formation of the Company and initial public offering	0 Months Ended
Jun. 30, 2012
Nature of Operations [Text Block]

Formation of the Company and initial public offering

The Company’s ability to commence operations is contingent upon obtaining sufficient equity capital through a successful initial public offering of the Company’s common stock (the “initial public offering”) and concurrent private placement of the Company’s common stock (the “Private Placement”).  The Company will be externally managed by ARMOUR Residential Management, LLC (“ARRM”). The Company’s management has broad discretion with respect to the use of net proceeds from the initial public offering and the Private Placement, although ARRM’s stated intention, in its role as manager, is to use the proceeds to invest in the Company’s target assets including agency mortgage-backed securities, non-agency mortgage-backed securities and other mortgage-related investments.

The Company will be subject to the risks involved with real estate and real estate-related debt instruments. These include, among others, the risks normally associated with changes in the general economic climate, changes in the mortgage market, changes in tax laws, interest rate levels and the availability of financing. The Company intends to qualify as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended, commencing with its taxable period ending December 31, 2012. As a REIT, the Company will generally not be subject to corporate income taxes on taxable income distributed to stockholders. In order to maintain its tax status as a REIT, the Company plans to distribute at least 90% of its net taxable income to its stockholders.